Federated Hermes Global Total Return Bond Fund
A Portfolio of Federated Hermes International Series, Inc.
CLASS A SHARES (TICKER FTIIX)
CLASS C SHARES (TICKER FTIBX)
INSTITUTIONAL SHARES (TICKER FGTBX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2023
On February 14, 2023, the Board of Trustees of Federated Hermes Global Total Return Bond Fund (the “Fund”) approved the transfer of the services agreement of the Fund from Federated Hermes (UK) LLP to Hermes Investment Management Limited. The Fund’s Prospectus and Statement of Additional Information were supplemented on April 20, 2023 to describe the changes related to the transfer which was anticipated for July 1, 2023.
As of the date of this supplement, shareholders are advised that the services agreement transfer has been postponed and that Federated Hermes (UK) LLP remains the Fund’s services provider.
Shareholders will be advised when a new transfer date is determined.
June 30, 2023

Federated Hermes Global Total Return Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456028 (7/23)
© 2023 Federated Hermes, Inc.